INTERNATIONAL SHIPHOLDING CORPORATION

                          NOTICE OF GUARANTEED DELIVERY
                         OF 7 3/4% SERIES A SENIOR NOTES
                                    DUE 2007

         As set forth in the Prospectus dated February __, 1998 (as the same may be amended or supplemented from time to time, the "Prospectus") of International Shipholding Corporation (the "Issuer") under "The Exchange Offer Guaranteed Delivery Procedures" and in the Letter of Transmittal for Offer to Exchange 7 3/4% Series B Senior Notes due 2007 (the "Letter of Transmittal"), this form or one substantially equivalent hereto must be used to accept the Exchange Offer (as defined below) of the Issuer if: (i) certificates for the above-referenced Notes (the "Old Notes") are not immediately available, (ii) time will not permit all required documents to reach the Exchange Agent (as defined below) on or prior to the Expiration Date (as defined in the Letter of Transmittal) or (iii) the procedures for book-entry transfer cannot be completed on or prior to the Expiration Date. Such form may be delivered by hand or transmitted by telegram, telex, facsimile transmission or mail to the Exchange Agent.

                               To: The Bank of New York (the "Exchange Agent")

      FOR DELIVERY BY MAIL/
HAND DELIVERY/OVERNIGHT DELIVERY:

                  FOR DELIVERY BY REGISTERED OR CERTIFIED MAIL:

              The Bank of New York
  Corporate Trust Services Window, Ground Level      The Bank of New York
               101 Barclay Street                   101 Barclay Street, 7E
               New York, NY 10286                     New York, NY 10286
                     Attn:                                  Attn:


           BY FACSIMILE TRANSMISSION (FOR ELIGIBLE INSTITUTIONS ONLY):

                                                      (212)

                                                TO CONFIRM RECEIPT:

                                                      (212)
                                                        or
                                                      (800)



DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OR NUMBER OTHER THAN THOSE SHOWN ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE VALID DELIVERY.

Ladies and Gentlemen:

         The undersigned hereby tenders to the Issuer, upon the terms and conditions set forth in the Prospectus and the Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which are hereby acknowledged, the principal amount of Old Notes set forth below pursuant to the guaranteed delivery procedures described in the Prospectus and the Letter of Transmittal.

         The undersigned understands and acknowledges that the Exchange Offer will expire at 5:00 p.m., New York City time, on March ___, 1998, unless extended by the Issuer. With respect to the Exchange Offer, "Expiration Date" means such time and date, or if the Exchange Offer is extended, the latest time and date to which the Exchange Offer is so extended by the Issuer.

         All authority herein conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.

                                         DESCRIPTION OF OLD NOTES TENDERED

   Certificate Number(s) (if known)           Aggregate Principal Amount                      Principal
    of Old Notes or Account Number                  Represented by                              Amount
      at the Book-Entry Facility                      Old Notes                                Tendered
                                                                        Total:

                            Please Sign and Complete



Signature(s): .................. Name(s): ...........................
 ................................ ....................................
Address: ....................... Capacity (full title), if signing in a
 ................................ representative capacity:
 (Zip Code)      ...............................
Area Code and Telephone Number:
 ............................Taxpayer Identification or Social Security Number:
Dated: ..............................................................

                              GUARANTEE OF DELIVERY

         The undersigned, a member of a recognized signature guarantee medallion program within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees (a) that the above-named person(s) own(s) the above-described securities tendered hereby within the meaning of Rule 10b-4 under the Securities Exchange Act of 1934, (b) that such tender of the above-described securities complies with Rule 10b-4, and (c) that delivery to the Exchange Agent of certificates tendered hereby, in proper form for transfer, or delivery of such certificates pursuant to the procedure for book-entry transfer, in either case with delivery of a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other required documents, is being made within five New York Stock Exchange trading days after the date of execution of the Notice of Guaranteed Delivery of the above-named person.


               ---------------------------------------------
                                  (Name of Firm)


               Sign here:  ____________________________________
                              (Authorized Signature)


               Name:    ______________________________________
                              (Please type or print)


               ---------------------------------------------
                         (Area Code and Telephone Number)


               ---------------------------------------------


Dated:  ________________________, 1998

Address                                              Zip Code